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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   _________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 1998

                           AMERICA SERVICE GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                                        0-19673                         51-0332317
(State or Other Jurisdiction of Incorporation)     (Commission File No.)     (I.R.S. Employer Identification No.)

105 Westpark Drive, Suite 300
Brentwood, Tennessee                                                37027
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (615) 373-3100

______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         America Service Group Inc. announced today the termination of its pending Merger Agreement with MedPartners, Inc ("MedPartners"). The merger was terminated with the mutual consent of the parties.

On February 25, 1998, ASG, MedPartners and a number of affiliates of MedPartners entered into a Release and Settlement Agreement. The Release and Settlement Agreement provides that MedPartners will pay ASG $3,510,660.49 in cash over the next six months and reimburse or assume certain costs of ASG over the next year totaling approximately an additional $2,000,000, including costs associated with the terminated Merger Agreement and certain employee benefit expenses. Each of MedPartners and ASG also released, relinquished, and discharged all known and unknown claims, counterclaims, demands, rights, liabilities, obligations, and causes of action, of every nature and description whatsoever (in equity and at law), including without limitation any of the foregoing that might have been asserted in litigation between ASG and MedPartners regarding the terminated merger and in certain other instances. The Release and Settlement Agreement is attached as Exhibit 2.1 hereto and its terms are hereby incorporated herein by reference.

         In addition, because significant amounts of confidential information were shared by ASG and MedPartners in preparation for the consummation of the terminated merger, ASG, MedPartners and certain affiliates of MedPartners entered into a Non-Compete, Non-Solicitation and Standstill Agreement. Such agreement provides that for a period of three years no party may directly or indirectly or by assisting others (i) compete with each other to provide services equivalent the services provided by any other party to such other party's existing clients, (ii) recruit or hire away each others employees or
(iii) acquire, conduct a tender offer for or solicit proxies for each others equity securities or take any other action to effect the control of the management or the Board of Directors of each other party, among other customary provisions.

         On February 26, 1998, ASG issued a press release relating to the termination of the Merger Agreement and the execution of the Release and Settlement Agreement. A copy of the press release is attached hereto as Exhibit
99.1 and is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits:

                 2.1 Release and Settlement Agreement, dated February 25, 1998, by and among America Service Group Inc., MedPartners, Inc., ASG Merger Corporation and EMSA Correctional Care, Inc.

                 99.1 Press Release of America Service Group Inc., dated February 26, 1998.
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                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                AMERICA SERVICE GROUP INC.



                                                /s/ Michael Catalano
                                                ----------------------------
                                                By:   Michael Catalano
                                                      Executive Vice President
                                                      and General Counsel

Dated: February 26, 1998